UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 28, 2012

Net Element International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

1450 S. Miami Avenue Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 993-9650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2012, Cazador Acquisition Corporation Ltd. (the predecessor to the Registrant) held a special meeting of its stockholders at which such stockholders voted to adjourn the special meeting until October 2, 2012 at 10:00 A.M., local time, at its original location. The final voting results were as follows:

Approval of Adjournment

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,657,696	640,972	134,250	0
Percentage of shares outstanding and entitled to vote	81.0%	11.1%	2.3%	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT INTERNATIONAL INC.

By:	/s/ Francesco Piovanetti
	Name:	Francesco Piovanetti
	Title:	Chief Executive Officer

Date: October 3, 2012